Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for the
Quarter and Year Ended December 31, 2024
– GAAP EPS of $0.15 for the Quarter and $1.10 for the Year and Distributable EPS for the Quarter of $0.48 and $2.02 for the Year –
– Invested $1.6 Billion in the Quarter, $5.1 Billion for the Year and $1.5 Billion After Year End –
– Executed $2.3 Billion of Corporate Debt in the Quarter, Extending Average Maturity to 3.5 Years –
– Current Liquidity of $1.8 Billion –
– Paid Dividend of $0.48 per Share for the 62nd Straight Quarter –
MIAMI BEACH, FL, February 27, 2025 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2024. The Company’s fourth quarter 2024 GAAP net income was $51.6 million, inclusive of a $52.4 million credit loss provision, and Distributable Earnings (a non-GAAP financial measure) was $166.7 million. The Company’s full year 2024 GAAP net income was $359.9 million, inclusive of a $197.4 million credit loss provision, and Distributable Earnings was $675.0 million.

“Having a low leverage multi-cylinder platform has allowed us to invest every quarter for 15 years despite volatile and disruptive market conditions, successfully deploying over $100 billion of capital. With capital markets continuing to thaw, we expect to significantly increase our pace of investment in 2025 and have already closed $1.5 billion so far this year,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“With significant liquidity and proven access to capital at record low spreads, we are well positioned to grow across our investing cylinders. Our success is not reliant on any one of our many businesses. We have $1.5 billion of harvestable unrealized property gains and high return on equity divisions, including our special servicer (the largest named servicer in the U.S.) and our conduit (the largest non-bank contributor into CMBS in 2024),” added Jeffrey DiModica, President of Starwood Property Trust.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Thursday, February 27, 2025, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13750198
The playback can be accessed through March 13, 2025.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of December 31, 2024, the Company has successfully deployed over $102 billion of capital since inception and manages a portfolio of over $25 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, and other risks detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended December 31, 2024
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$321,378	$61,119	$—	$5,889	$—	$388,386	$—	$388,386
Interest income from investment securities	26,638	115	—	22,978	—	49,731	(35,359)	14,372
Servicing fees	64	—	—	24,067	—	24,131	(6,481)	17,650
Rental income	6,506	—	16,347	4,860	—	27,713	—	27,713
Other revenues	2,349	2,152	198	1,006	563	6,268	—	6,268
Total revenues	356,935	63,386	16,545	58,800	563	496,229	(41,840)	454,389
Costs and expenses:
Management fees	187	—	—	—	41,020	41,207	—	41,207
Interest expense	182,958	35,891	9,647	9,918	72,283	310,697	(208)	310,489
General and administrative	11,160	5,355	727	28,092	4,103	49,437	—	49,437
Costs of rental operations	4,586	—	6,174	2,930	—	13,690	—	13,690
Depreciation and amortization	3,304	13	5,840	1,768	251	11,176	—	11,176
Credit loss provision, net	51,267	1,158	—	—	—	52,425	—	52,425
Other expense	14	341	—	234	—	589	—	589
Total costs and expenses	253,476	42,758	22,388	42,942	117,657	479,221	(208)	479,013
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	31,870	31,870
Change in fair value of servicing rights	—	—	—	2,408	—	2,408	(184)	2,224
Change in fair value of investment securities, net	4,428	—	—	(14,303)	—	(9,875)	10,385	510
Change in fair value of mortgage loans, net	(99,184)	—	—	24,785	—	(74,399)	—	(74,399)
Income from affordable housing fund investments	—	—	91,837	—	—	91,837	—	91,837
Earnings (loss) from unconsolidated entities	1,306	2,108	—	427	—	3,841	(439)	3,402
Gain on sale of investments and other assets, net	346	—	—	86	—	432	—	432
Gain (loss) on derivative financial instruments, net	184,713	93	50	3,325	(49,231)	138,950	—	138,950
Foreign currency (loss) gain, net	(97,800)	(666)	102	—	—	(98,364)	—	(98,364)
Loss on extinguishment of debt	—	(846)	—	—	(293)	(1,139)	—	(1,139)
Other (loss) income, net	(2,676)	491	207	—	—	(1,978)	—	(1,978)
Total other income (loss)	(8,867)	1,180	92,196	16,728	(49,524)	51,713	41,632	93,345
Income (loss) before income taxes	94,592	21,808	86,353	32,586	(166,618)	68,721	—	68,721
Income tax benefit (provision)	9,814	(155)	—	(7,558)	—	2,101	—	2,101
Net income (loss)	104,406	21,653	86,353	25,028	(166,618)	70,822	—	70,822
Net (income) loss attributable to non-controlling interests	(4)	—	(23,191)	4,016	—	(19,179)	—	(19,179)
Net income (loss) attributable to Starwood Property Trust, Inc.	$104,402	$21,653	$63,162	$29,044	$(166,618)	$51,643	$—	$51,643

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2024 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended December 31, 2024
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$104,402	$21,653	$63,162	$29,044	$(166,618)	$51,643
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,660	—	—	4,660
Non-controlling interests attributable to unrealized gains/losses	—	—	15,579	(9,463)	—	6,116
Non-cash equity compensation expense	2,430	490	82	1,330	5,952	10,284
Management incentive fee	—	—	—	—	12,731	12,731
Depreciation and amortization	3,446	2	5,941	1,870	—	11,259
Interest income adjustment for securities	4,361	—	—	9,990	—	14,351
Consolidated income tax (benefit) provision associated with fair value adjustments	(9,814)	155	—	7,558	—	(2,101)
Other non-cash items	4	—	277	(117)	—	164
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	99,184	—	—	(24,785)	—	74,399
Credit loss provision, net	51,267	1,158	—	—	—	52,425
Securities	(4,428)	—	—	14,303	—	9,875
Woodstar Fund investments	—	—	(91,837)	—	—	(91,837)
Derivatives	(184,713)	(93)	(50)	(3,325)	49,231	(138,950)
Foreign currency	97,800	666	(102)	—	—	98,364
Earnings from unconsolidated entities	(1,306)	(2,108)	—	(427)	—	(3,841)
Sales of properties	—	—	—	(86)	—	(86)
Recognition of Distributable realized gains / (losses) on:
Loans	(286)	—	—	25,953	—	25,667
Securities	(254)	—	—	(11,633)	—	(11,887)
Woodstar Fund investments	—	—	16,100	—	—	16,100
Derivatives	43,141	65	(411)	8,335	(11,515)	39,615
Foreign currency	(13,846)	(101)	102	—	—	(13,845)
Earnings (loss) from unconsolidated entities	1,305	(111)	—	305	—	1,499
Sales of properties	—	—	—	86	—	86
Distributable Earnings (Loss)	$192,693	$21,776	$13,503	$48,938	$(110,219)	$166,691
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.55	$0.06	$0.04	$0.14	$(0.31)	$0.48

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the year ended December 31, 2024
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$1,424,188	$255,645	$—	$18,234	$—	$1,698,067	$—	$1,698,067
Interest income from investment securities	116,808	506	—	93,641	—	210,955	(144,150)	66,805
Servicing fees	425	—	—	72,579	—	73,004	(17,805)	55,199
Rental income	18,325	—	69,210	20,463	—	107,998	—	107,998
Other revenues	6,804	4,842	772	3,842	2,514	18,774	—	18,774
Total revenues	1,566,550	260,993	69,982	208,759	2,514	2,108,798	(161,955)	1,946,843
Costs and expenses:
Management fees	756	—	—	—	144,421	145,177	—	$145,177
Interest expense	845,082	151,120	44,972	36,870	271,483	1,349,527	(834)	1,348,693
General and administrative	60,163	19,980	4,428	99,499	15,166	199,236	—	199,236
Costs of rental operations	13,163	—	23,483	11,591	—	48,237	—	48,237
Depreciation and amortization	9,653	56	23,535	7,057	1,005	41,306	—	41,306
Credit loss provision, net	194,260	3,140	—	—	—	197,400	—	197,400
Other expense	785	516	35	687	—	2,023	—	2,023
Total costs and expenses	1,123,862	174,812	96,453	155,704	432,075	1,982,906	(834)	1,982,072
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	75,706	75,706
Change in fair value of servicing rights	—	—	—	887	—	887	2,119	3,006
Change in fair value of investment securities, net	76	—	—	(83,748)	—	(83,672)	84,686	1,014
Change in fair value of mortgage loans, net	3,597	—	—	72,283	—	75,880	—	75,880
Income from affordable housing fund investments	—	—	102,141	—	—	102,141	—	102,141
Earnings (loss) from unconsolidated entities	11,599	1,414	—	1,473	—	14,486	(1,390)	13,096
Gain on sale of investments and other assets, net	305	—	92,003	8,402	—	100,710	—	100,710
Gain (loss) on derivative financial instruments, net	196,349	152	1,492	3,454	(43,513)	157,934	—	157,934
Foreign currency (loss) gain, net	(73,830)	(187)	89	—	—	(73,928)	—	(73,928)
Gain (loss) on extinguishment of debt	173	(1,466)	(2,254)	(100)	(293)	(3,940)	—	(3,940)
Other (loss) income, net	(10,013)	531	(949)	50	—	(10,381)	—	(10,381)
Total other income (loss)	128,256	444	192,522	2,701	(43,806)	280,117	161,121	441,238
Income (loss) before income taxes	570,944	86,625	166,051	55,756	(473,367)	406,009	—	406,009
Income tax (provision) benefit	(9,116)	259	—	(16,575)	—	(25,432)	—	(25,432)
Net income (loss)	561,828	86,884	166,051	39,181	(473,367)	380,577	—	380,577
Net (income) loss attributable to non-controlling interests	(14)	—	(38,201)	17,571	—	(20,644)	—	(20,644)
Net income (loss) attributable to Starwood Property Trust, Inc.	$561,814	$86,884	$127,850	$56,752	$(473,367)	$359,933	$—	$359,933

Reconciliation of Net Income to Distributable Earnings
For the year ended December 31, 2024
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$561,814	$86,884	$127,850	$56,752	$(473,367)	$359,933
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	18,638	—	—	18,638
Non-controlling interests attributable to unrealized gains/losses	—	—	6,551	(34,961)	—	(28,410)
Non-cash equity compensation expense	9,750	1,975	370	6,127	23,564	41,786
Management incentive fee	—	—	—	—	35,324	35,324
Depreciation and amortization	10,239	17	23,896	7,440	—	41,592
Interest income adjustment for securities	20,252	—	—	35,593	—	55,845
Consolidated income tax provision (benefit) associated with fair value adjustments	9,116	(259)	—	16,575	—	25,432
Other non-cash items	14	—	1,111	(940)	—	185
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(3,597)	—	—	(72,283)	—	(75,880)
Credit loss provision, net	194,260	3,140	—	—	—	197,400
Securities	(76)	—	—	83,748	—	83,672
Woodstar Fund investments	—	—	(102,141)	—	—	(102,141)
Derivatives	(196,349)	(152)	(1,492)	(3,454)	43,513	(157,934)
Foreign currency	73,830	187	(89)	—	—	73,928
Earnings from unconsolidated entities	(11,599)	(1,414)	—	(1,473)	—	(14,486)
Sales of properties	—	—	(92,003)	(8,402)	—	(100,405)
Recognition of Distributable realized gains / (losses) on:
Loans	(5,235)	—	—	73,214	—	67,979
Realized credit loss	—	(1,546)	—	—	—	(1,546)
Securities	(9,556)	—	—	(48,711)	—	(58,267)
Woodstar Fund investments	—	—	70,346	—	—	70,346
Derivatives	144,325	334	8,283	9,354	(43,265)	119,031
Foreign currency	(26,055)	(46)	89	—	—	(26,012)
Earnings (loss) from unconsolidated entities	5,577	(437)	—	1,338	—	6,478
Sales of properties	—	—	39,150	3,323	—	42,473
Distributable Earnings (Loss)	$776,710	$88,683	$100,559	$123,240	$(414,231)	$674,961
Distributable Earnings (Loss) per Weighted Average Diluted Share	$2.32	$0.27	$0.30	$0.37	$(1.24)	$2.02

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of December 31, 2024
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$19,743	$122,134	$24,717	$11,946	$199,291	$377,831	$—	$377,831
Restricted cash	147,502	21,986	1,133	5,543	—	176,164	—	176,164
Loans held-for-investment, net	12,895,064	2,541,949	—	—	—	15,437,013	—	15,437,013
Loans held-for-sale	2,394,624	—	—	121,384	—	2,516,008	—	2,516,008
Investment securities	909,762	17,273	—	1,225,024	—	2,152,059	(1,618,801)	533,258
Properties, net	650,966	—	657,246	65,466	—	1,373,678	—	1,373,678
Investments of consolidated affordable housing fund	—	—	2,073,533	—	—	2,073,533	—	2,073,533
Investments in unconsolidated entities	26,441	54,105	—	33,640	—	114,186	(14,816)	99,370
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	10,637	—	22,101	63,711	—	96,449	(35,745)	60,704
Derivative assets	174,507	—	115	898	—	175,520	—	175,520
Accrued interest receivable	150,474	13,961	—	684	2,648	167,767	—	167,767
Other assets	206,103	8,190	52,243	8,700	92,993	368,229	—	368,229
VIE assets, at fair value	—	—	—	—	—	—	38,937,576	38,937,576
Total Assets	$17,585,823	$2,899,007	$2,831,088	$1,677,433	$294,932	$25,288,283	$37,268,214	$62,556,497
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$185,303	$30,157	$13,232	$57,624	$148,268	$434,584	$—	$434,584
Related-party payable	—	—	—	—	38,958	38,958	—	38,958
Dividends payable	—	—	—	—	163,383	163,383	—	163,383
Derivative liabilities	67,452	—	—	—	27,438	94,890	—	94,890
Secured financing agreements, net	7,912,536	760,299	479,732	591,094	1,428,227	11,171,888	(20,331)	11,151,557
Collateralized loan obligations and single asset securitization, net	1,966,865	1,229,561	—	—	—	3,196,426	—	3,196,426
Unsecured senior notes, net	—	—	—	—	2,994,682	2,994,682	—	2,994,682
VIE liabilities, at fair value	—	—	—	—	—	—	37,288,545	37,288,545
Total Liabilities	10,132,156	2,020,017	492,964	648,718	4,800,956	18,094,811	37,268,214	55,363,025
Temporary Equity: Redeemable non-controlling interests	—	—	426,695	—	—	426,695	—	426,695
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,449	3,449	—	3,449
Additional paid-in capital	1,363,238	619,428	(398,205)	(706,746)	5,445,048	6,322,763	—	6,322,763
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	6,076,720	259,562	2,102,389	1,613,151	(9,816,499)	235,323	—	235,323
Accumulated other comprehensive income	13,594	—	—	—	—	13,594	—	13,594
Total Starwood Property Trust, Inc. Stockholders’ Equity	7,453,552	878,990	1,704,184	906,405	(4,506,024)	6,437,107	—	6,437,107
Non-controlling interests in consolidated subsidiaries	115	—	207,245	122,310	—	329,670	—	329,670
Total Permanent Equity	7,453,667	878,990	1,911,429	1,028,715	(4,506,024)	6,766,777	—	6,766,777
Total Liabilities and Equity	$17,585,823	$2,899,007	$2,831,088	$1,677,433	$294,932	$25,288,283	$37,268,214	$62,556,497